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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



_______________________________________________________________________________


                                     FORM 8-K

                                   CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




December 20, 1996
Date of Report (Date of earliest event reported)
_______________________________________________________________________________



                         INTEGRATED MEASUREMENT SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


OREGON                                     93-0840631
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                             Commission File No. 0-26274

9525 S.W. GEMINI DRIVE, BEAVERTON OR                        97008
(Address of principal executive officers)                   (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (503) 626-7117

_______________________________________________________________________________



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ITEM 5.  OTHER EVENTS

     Press Release

     IMS announces the Sale of a High Performance IMS Mixed-Signal Test Station for Cadence's New Design Services Group.
          On December 20, 1996, Integrated Measurment Systems, Inc. announced the sale, valued at over one million dollars, of an Advanced Test Station to the Cadence Design Services Group. This sale expands IMS' business into the consulting services, provides access to new customers and applications, expands Cadence Design Services' capabilities to include testing of complex IC devices and reinforces the strategic alliance between Cadence Design Systems and Integrated Measurement Systems, Inc. Cadence Design Systems, Inc. owns approximately 52% of Integrated Measurement Systems, Inc. Full text is attached to this report as Exhibit 99a.


ITEM 6.   EXHIBITS

     (exhibit reference numbers refer to Item 601 of Regulation S-K)

     99a. Press Release -- IMS announces the Sale of a High Performance IMS
          Mixed-Signal Test Station for Cadence's New Design Services Group.


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                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 20, 1996.


                                INTEGRATED MEASUREMENT SYSTEMS, INC.
                                (Registrant)

                                /s/   Sar Ramadan
                                -------------------------------------
                                Sar Ramadan
                                Chief Financial Officer